UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):  February 14, 2008
CARRIZO OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	000-29187-87 (Commission File Number)	76-0415919 (I.R.S. Employer Identification No.)

1000 Louisiana Street Suite 1500 Houston, Texas (Address of principal executive offices)	77002 (Zip code)
Registrant’s telephone number, including area code: (713) 328-1000
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Underwriting Agreement
Opinion of Baker Botts L.L.P.
Press Release

Item 1.01 Entry into a Material Definitive Agreement.
     On February 14, 2008, Carrizo Oil & Gas, Inc. (the “Company”) entered into an Underwriting Agreement with RBC Capital Markets Corporation, J.P. Morgan Securities Inc. and the other underwriters named therein, relating to the issuance and sale in an underwritten public offering of 2,250,000 shares of the Company’s common stock, par value $0.01 per share, for a price of $54.50 per share ($52.32 per share, net of underwriting discount) pursuant to the Company’s registration statement on Form S-3 (File No. 333-142346). The underwriters were also granted an option to purchase up to an additional 337,500 shares from the Company within 30 days of the date of the underwriting agreement.
     The Company expects to use substantially all of the proceeds from the offering primarily to partially fund its leasing and drilling program, including accelerating its Barnett Shale leasing and drilling activities in southeast Tarrant County. Pending such use, Carrizo intends to use a portion of the net proceeds to repay the outstanding principal amount under its revolving credit facility. The offering is expected to close on or before February 20, 2008, subject to customary conditions.
     The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as an exhibit to this report and incorporated by reference herein.
Item 7.01 Regulation FD Disclosure
     On February 14, 2008, the Company issued a press release regarding the offering described in Item 1.01 above, which is furnished as Exhibit 99.1 to this report.
     None of the information furnished in Item 7.01 and the accompanying exhibit 99.1 will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.
     Certain statements in this report, including but not limited to statements regarding the closing of the offering, the use of proceeds from the offering and other statements that are not historical facts, are forward-looking statements that are based on current expectations. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that these expectations will prove correct. Important factors that could cause actual results to differ materially from those in the forward-looking statements include satisfaction of closing conditions, results of operations, general market conditions, and other risks described in the Company’s Form 10-K for the year ended December 31, 2006 and its other filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits
     (d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated February 14, 2008, by and among Carrizo Oil & Gas, Inc. and RBC Capital Markets Corporation, J.P. Morgan Securities, Inc. and the other underwriters named therein.

5.1	Opinion of Baker Botts L.L.P.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).

99.1	Press Release issued by the Company on February 14, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIZO OIL & GAS, INC.

By:	/s/ Paul F. Boling
Name:	Paul F. Boling
Title:	Vice President and Chief Financial Officer
Date:  February 14, 2008

Exhibit Index

Exhibit Number	Description

1.1	Underwriting Agreement, dated February 14, 2008, by and among Carrizo Oil & Gas, Inc. and RBC Capital Markets Corporation, J.P. Morgan Securities, Inc. and the other underwriters named therein.

5.1	Opinion of Baker Botts L.L.P.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1)

99.1	Press Release issued by the Company on February 14, 2008.